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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2002 (October 4, 2002)

SAMSONITE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23214	36-3511556
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

11200 East 45th Avenue Denver, Colorado		80239-3018
(Address of principal executive offices)		(Zip Code)

(303) 373-2000
Registrant's telephone number, including area code:

N/A
(Former name or former address, if changed since last report)

ITEM 5. Other Events

        On October 4, 2002, the Registrant issued press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(a)
Financial Statements of Business Acquired.

        Not applicable

(b)
Pro Forma Financial Information.

        Not applicable

(c)
Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Samsonite Corporation on October 4, 2002.

Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Samsonite Corporation
By:	/s/ RICHARD H. WILEY
Name:	Richard H. Wiley
Title:	Chief Financial Officer, Treasurer and Secretary

Date: October 7, 2002

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Samsonite Corporation on October 4, 2002.

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  ITEM 5. Other Events
  ITEM 7. Financial Statements and Exhibits
Signatures
INDEX TO EXHIBITS